UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 10, 2021
MGM Growth Properties LLC
MGM Growth Properties Operating Partnership LP
(Exact name of registrant as specified in its charter)

Delaware	(MGM Growth Properties LLC)	001-37733	47-5513237
Delaware	(MGM Growth Properties Operating Partnership LP)	333-215571	81-1162318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)
1980 Festival Plaza Drive, Suite 750, Las Vegas, Nevada 89135
(Address of principal executive offices – Zip Code)
(702) 669-1480
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Shares of MGM Growth Properties LLC, No Par Value	MGP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

MGM Growth Properties LLC	☐
MGM Growth Properties Operating Partnership LP	☐

ITEM 7.01    Regulation FD Disclosure.

MGM Resorts International (“MGM”) today will report its financial results for the quarter and year ended December 31, 2020, including certain financial results of MGM Growth Properties LLC (the “Company”). The MGM earnings release and investor presentation containing certain financial results of the Company will be made available on MGM’s website at http://mgmresorts.investorroom.com. The information on MGM’s website is not incorporated by reference into this Current Report on Form 8-K.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

MGM Growth Properties LLC

February 10, 2021	By:	/s/ Jessica Cunningham
Jessica Cunningham
Secretary

MGM Growth Properties Operating Partnership LP
	By:	MGM Growth Properties OP GP LLC, its general partner

February 10, 2021	By:	/s/ Jessica Cunningham
Jessica Cunningham
Secretary